SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

BLOCK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio	333-96619	34-4374555

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

541 North Superior Street
Toledo, Ohio	43660

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 724-6257

SIGNATURES
Press Release

Item 7. Exhibits.

Exhibit Number	Description

99.1	Block Communications, Inc. Press Release dated May 13, 2003, announcing financial results for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure.

     The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 13, 2003, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOCK COMMUNICATIONS, INC.
(Registrant)

	By	/s/ Gary J. Blair Gary J. Blair Executive Vice President / Chief Financial Officer

Date: May 13, 2003